Virtus Alternative Solutions Trust

Supplement dated February 1, 2021 to the

Summary Prospectuses and Statutory Prospectus each

dated February 28, 2020, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT FILED PREVIOUSLY ON

DECEMBER 18, 2020 TO THE ABOVE-REFERENCED PROSPECTUSES.

THIS SUPPLEMENT INCLUDES ADDITIONAL INFORMATION WHICH WAS

INADVERTENTLY OMITTED IN THE EARLIER SUPPLEMENT.

Important Notice to Investors

Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of the funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.

Summary Prospectus Changes

Beginning on February 1, 2021, in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectus, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.

In addition, for the Funds, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.

Statutory Prospectus Changes

The following disclosure changes will be effective February 1, 2021.

In the “What arrangement is best for you?” section under “Sales Charges”, the first sentence of the Class A Shares paragraph is replaced with the following:

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested).

In the “What arrangement is best for you?” section under “Sales Charges”, Class C Shares paragraph is replaced with the following:

Class C Shares.

If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. Effective March 1, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after eight years, thus reducing future annual expenses. If an investor intends to purchase greater than $999,999 of Class C Shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table titled “All Funds” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

In the “Compensation to Dealers” section, the table titled, “All Funds” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8034 ClassA&CSalesCharges (2/2021)